UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: February 19, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
            (Exact name of registrant as specified in its charter)

 Colorado                        000-24768                84-1123311
(State or other jurisdiction    (Commission              (IRS Employer
    of incorporation)             File Number)        Identification No.)

        360 South Garfield Street, Suite 400, Denver, Colorado    80209
            (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code:  (303) 393-1515

                                     None
         (Former name or former address, if changes since last report)

Item 1. Changes in Control of Registrant.  N/A.

Item 2 . Acquisition or Disposition of Assets.    N/A

Item 3. Bankruptcy or Receivership.  N/A.

Item 4. Changes in Registrant's Certifying Accountant.  N/A.

Item 5. Other Events. Press Release, dated February 19, 1998 announcing the showcasing of Cymedix Lynx and Universal Data interface at the Health Information Management Symposium in Orlando.

Item  6.  Resignations  of  Registrant's  Directors.    N/A.

Item  7.  Financial  Statements  and  Exhibits.

(a)          Exhibits

     Exhibit 99.1 Press Release announcing the showcasing of Cymedix Lynx and Universal Data interface at the Health Information Management Society Symposium in Orlando.

Item  8.    Change  in  Fiscal  Year.    N/A.

Item  9.    Sales  of  Equity  Securities  Pursuant  to  Regulation  S.   N/A.


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                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             MEDIX RESOURCES, INC.


Date:  February  19, 1998          By:   /s/ John P. Yeros
                                             ------------

John  P.  Yeros,  President  and  Chief  Executive  Officer